Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At September 30, 2023

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 1.3%
Access to Loans for Learning Student Loan Corp.
Series 2012-1, Class A,
1-Month SOFR Average + 0.81%, 6.13% (A), 07/25/2036	$ 1,452,860	$ 1,428,765
Edsouth Indenture No. 3 LLC
Series 2012-2, Class A,
1-Month SOFR Average + 0.84%, 6.16% (A), 04/25/2039 (B)	475,525	473,283
SLM Student Loan Trust
Series 2006-2, Class A6,
3-Month SOFR Average + 0.43%, 5.49% (A), 01/25/2041	2,471,396	2,408,771

Total Asset-Backed Securities (Cost $4,265,488)		4,310,819

CORPORATE DEBT SECURITIES - 4.0%
Banks - 1.2%
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (A), 02/13/2031	1,500,000	1,202,469
Goldman Sachs Group, Inc.
4.00%, 03/03/2024	1,645,000	1,630,958
Morgan Stanley
Fixed until 01/22/2030, 2.70% (A), 01/22/2031	1,500,000	1,226,744

		4,060,171

Building Products - 0.3%
Lowe’s Cos., Inc.
4.50%, 04/15/2030	1,000,000	933,304

Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.
4.02%, 12/03/2029	1,000,000	907,076

Electric Utilities - 0.3%
Consolidated Edison Co. of New York, Inc.
3.35%, 04/01/2030	1,000,000	877,943

Financial Services - 1.4%
Private Export Funding Corp.
0.55%, 07/30/2024 (B)	5,000,000	4,800,795

Food Products - 0.1%
Cargill, Inc.
5.13%, 10/11/2032 (B)	511,000	495,494

Health Care Equipment & Supplies - 0.1%
Abbott Laboratories
3.40%, 11/30/2023	184,000	183,242

Media - 0.3%
Comcast Corp.
3.40%, 04/01/2030	1,000,000	882,251

Total Corporate Debt Securities (Cost $14,247,440)		13,140,276

	Principal	Value
MORTGAGE-BACKED SECURITIES - 2.5%
COMM Mortgage Trust
Series 2012-CR4, Class A3,
2.85%, 10/15/2045	$ 84,389	$ 76,794
Eleven Madison Mortgage Trust
Series 2015-11MD, Class A,
3.67% (A), 09/10/2035 (B)	5,000,000	4,362,969
GS Mortgage Securities Trust
Series 2014-GC18, Class A4,
4.07%, 01/10/2047	3,000,000	2,981,216
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C11, Class A4,
4.02% (A), 08/15/2046	773,471	767,670

Total Mortgage-Backed Securities (Cost $9,060,285)		8,188,649

MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
Vermont - 0.1%
Vermont Student Assistance Corp., Revenue Bonds,
Class A, 1-Month LIBOR + 0.70%, 6.13% (A), 07/28/2034	484,119	483,559

Total Municipal Government Obligation (Cost $484,118)		483,559

U.S. GOVERNMENT AGENCY OBLIGATIONS - 28.7%
Federal Farm Credit Banks Funding Corp.
2.04%, 09/24/2029	10,000,000	8,560,352
Federal Home Loan Banks
2.38%, 03/14/2025	25,000,000	23,978,642
4.75%, 12/10/2032	5,000,000	4,884,879
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.01%, 07/25/2025	5,000,000	4,791,496
3.19% (A), 09/25/2027	4,070,000	3,782,013
Federal National Mortgage Association
0.88%, 08/05/2030 (C)	8,300,000	6,410,277
1.90%, 01/25/2036	5,000,000	3,413,489
2.63%, 09/06/2024 (C)	4,000,000	3,897,859
Government National Mortgage Association
3.89% (A), 09/20/2061	168,153	164,588
4.26% (A), 06/20/2062	213,973	205,959
4.63% (A), 07/20/2061	9,252	8,731
4.70% (A), 10/20/2061 - 12/20/2061	12,342	11,690
Tennessee Valley Authority
1.50%, 09/15/2031 (C)	5,000,000	3,864,657
2.88%, 02/01/2027 (C)	6,000,000	5,635,704
3.50%, 12/15/2042 (C)	5,000,000	3,835,728
4.88%, 01/15/2048	5,000,000	4,583,967
Uniform Mortgage-Backed Security, TBA
5.50%, 10/01/2053 (D)	5,000,000	4,835,156
6.00%, 10/01/2053 (D)	12,276,000	12,121,591

Total U.S. Government Agency Obligations (Cost $104,506,442)		94,986,778

U.S. GOVERNMENT OBLIGATIONS - 56.1%
U.S. Treasury - 56.1%
U.S. Treasury Bonds
1.13%, 05/15/2040	6,000,000	3,440,156

Transamerica Series Trust	Page 1

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2023

(unaudited)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
1.88%, 02/15/2051	$ 13,876,000	$ 7,762,429
2.00%, 02/15/2050	6,600,000	3,844,500
2.25%, 02/15/2052	2,000,000	1,225,391
2.38%, 02/15/2042	7,500,000	5,179,980
2.50%, 02/15/2045 - 05/15/2046	4,000,000	2,685,664
2.88%, 11/15/2046 - 05/15/2052	4,400,000	3,133,383
3.00%, 05/15/2042 - 08/15/2052	10,337,000	7,648,770
3.38%, 08/15/2042 - 11/15/2048	2,500,000	2,011,055
3.50%, 02/15/2039	713,500	615,923
3.63%, 08/15/2043	3,741,000	3,119,497
U.S. Treasury Notes
0.38%, 11/30/2025	5,000,000	4,531,055
0.63%, 12/31/2027	2,000,000	1,691,406
1.25%, 11/30/2026	25,000,000	22,433,594
1.75%, 01/31/2029	7,629,000	6,594,615
1.88%, 02/28/2027 - 02/15/2032	14,400,000	12,677,000
2.25%, 03/31/2024	5,000,000	4,921,484
2.38%, 03/31/2029	10,000,000	8,903,906
2.50%, 04/30/2024 - 03/31/2027	30,000,000	29,208,008
2.63%, 05/31/2027	5,000,000	4,648,437
2.75%, 08/15/2032	10,000,000	8,659,766
2.88%, 05/15/2032	3,000,000	2,633,789
3.00%, 06/30/2024 - 07/15/2025	10,000,000	9,727,735
3.13%, 08/31/2027	5,000,000	4,719,727
3.25%, 06/30/2027 - 06/30/2029	6,000,000	5,639,179
3.88%, 12/31/2027	6,825,000	6,615,718
4.13%, 10/31/2027 - 11/15/2032	7,807,000	7,629,143
4.63%, 09/30/2028	3,307,000	3,309,842

Total U.S. Government Obligations (Cost $213,066,525)		185,211,152

	Shares	Value
OTHER INVESTMENT COMPANY - 4.3%
Securities Lending Collateral - 4.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.30% (E)	14,121,580	$ 14,121,580

Total Other Investment Company (Cost $14,121,580)		14,121,580

	Principal	Value
REPURCHASE AGREEMENTS - 13.1%
Barclays Capital, Inc., 5.30% (E), dated 09/29/2023, to be repurchased at $37,016,342 on 10/02/2023. Collateralized by U.S. Government Agency Obligations, 0.00% - 13.24%, due 06/25/2028 - 01/25/2051, and with a value of $37,386,968.	$ 37,000,000	37,000,000
Fixed Income Clearing Corp., 2.50% (E), dated 09/29/2023, to be repurchased at $6,262,384 on 10/02/2023. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $6,386,368.	6,261,080	6,261,080

Total Repurchase Agreements (Cost $43,261,080)		43,261,080

Total Investments (Cost $403,012,958)		363,703,893
Net Other Assets (Liabilities) - (10.1)%		(33,441,997)

Net Assets - 100.0%		$ 330,261,896

Transamerica Series Trust	Page 2

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2023

(unaudited)

FUTURES CONTRACTS:

Long Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	38	12/29/2023	$7,721,209	$7,703,016	$—	$(18,193)
5-Year U.S. Treasury Notes	237	12/29/2023	25,173,449	24,970,172	—	(203,277)
10-Year U.S. Treasury Notes	50	12/19/2023	5,504,414	5,403,125	—	(101,289)
30-Year U.S. Treasury Bonds	38	12/19/2023	4,563,107	4,323,687	—	(239,420)
U.S. Treasury Ultra Bonds	48	12/19/2023	6,120,283	5,697,000	—	(423,283)

Total					$—	$(985,462)

Short Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Bonds	(30)	12/19/2023	$(3,447,578)	$(3,346,875)	$100,703	$—

Total Futures Contracts					$100,703	$(985,462)

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$4,310,819	$—	$4,310,819
Corporate Debt Securities	—	13,140,276	—	13,140,276
Mortgage-Backed Securities	—	8,188,649	—	8,188,649
Municipal Government Obligation	—	483,559	—	483,559
U.S. Government Agency Obligations	—	94,986,778	—	94,986,778
U.S. Government Obligations	—	185,211,152	—	185,211,152
Other Investment Company	14,121,580	—	—	14,121,580
Repurchase Agreements	—	43,261,080	—	43,261,080

Total Investments	$14,121,580	$349,582,313	$—	$363,703,893

Other Financial Instruments
Futures Contracts (G)	$100,703	$—	$—	$100,703

Total Other Financial Instruments	$100,703	$—	$—	$100,703

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(985,462)	$—	$—	$(985,462)

Total Other Financial Instruments	$(985,462)	$—	$—	$(985,462)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the total value of 144A securities is $10,132,541, representing 3.1% of the Portfolio’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,831,405, collateralized by cash collateral of $14,121,580. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after September 30, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Rates disclosed reflect the yields at September 30, 2023.

Transamerica Series Trust	Page 3

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2023

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	There were no transfers in or out of Level 3 during the period ended September 30, 2023. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

Transamerica Series Trust	Page 4

Transamerica Aegon U.S. Government Securities VP

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2023

(unaudited)

INVESTMENT VALUATION

Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Transamerica Asset Management, Inc. (“TAM”) has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at September 30, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Page 5

Transamerica Aegon U.S. Government Securities VP

NOTES TO SCHEDULE OF INVESTMENTS (continued)

At September 30, 2023

(unaudited)

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Page 6